UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2016

New Age Beverages Corporation
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

333-193725	27-2432263
(Commission File Number)	(IRS Employer Identification No.)

1700 East 68th Avenue, Denver, Colorado 80229
(Address of principal executive offices)	(Zip Code)

(303) 289-8655
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	[X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K (this “Amendment”) is being filed in order to correct the date of appointment of Accell Audit & Compliance, PA, as described in the Form 8-K filed on August 22, 2016 (the “Original 8-K”). The Original 8-K listed the date of appointment as June 30, 2016. However, the actual date of appointment of Accell Audit & Compliance, PA was August 16, 2016.

Unless otherwise disclosed herein, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Original 8-K, or to modify or update those disclosures affected by subsequent events unless otherwise indicated in this Amendment. This Amendment should be read in conjunction with the Original 8-K and the Company’s filings made with the Commission subsequent to the Original 8-K, including any amendments to those filings.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective August 19, 2016, New Age Beverages Corporation (Búcha, Inc) made the decision to secure a new independent registered public accounting firm consistent with its new scale and consolidation of its operations to Denver, Colorado. As a consequence, the Company decided to end its relationship with MaloneBailey, LLP as the Company’s independent registered public accounting firm, effective August 19, 2016. The decision was approved by the Board of Directors of New Age Beverages Corporation (Bucha, Inc).

During the Registrant’s last two fiscal years ended December 31, 2015 and December 31, 2014, and the subsequent period through dismissal on August 19, 2016, there were (i) no disagreements with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of MaloneBailey, LLP, would have caused MaloneBailey, LLP to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The report of MaloneBailey, LLP regarding the Company’s financial statements for the fiscal years ended December 31, 2015 and December 31, 2014 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports of MaloneBailey, LLP on the Company’s financial statements for the fiscal years ended December 31, 2015 and December 31, 2014 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

The Registrant provided MaloneBailey, LLP with a copy of the disclosures made in this Current Report on Form 8-K on June 30, 2016, and requested that MaloneBailey, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter to be furnished by MaloneBailey, LLP is attached as Exhibit 16.

On August 16, 2016, the Registrant engaged Accell Audit & Compliance, PA (Accell) as the Registrant’s new independent registered public accounting firm. The appointment of Accell was approved by the Board of Directors of New Age Beverages Corporation (Bucha, Inc.) Accell will be reviewing the financial statements that are to be included in the Quarterly Report for the period ended June 30, 2016. Accell did not prepare or provide any financial reports for any periods prior to the date of engagement, nor did it prepare or provide any financial reports for, or prior to the year ended December 31, 2015. Neither the Company, nor any person on behalf of the Company, consulted with Accell during the Company’s two most recent fiscal years or the subsequent interim period prior to the engagement of Accell and the dismissal of MaloneBailey, LLP.

9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description
16	Letter from MaloneBailey, LLP (Incorporated by reference to Exhibit 16 to the Registrant’s current report on Form 8-K filed with the SEC on August 22, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW AGE BEVERAGES CORPROATION

Date: August 23, 2017	By:	/s/ Brent Willis
Brent Willis, Chief Executive Officer